                                                                  Exhibit 10.141

                                 FIRST AMENDMENT
                                 ---------------
                                       TO
                                       --
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT
                    -----------------------------------------


          This First Amendment to Third Amended and Restated Loan Agreement (this "Amendment") is entered into at Columbus, Ohio, by and among The Huntington National Bank, KeyBank National Association, those banks that are parties to the Third Amended and Restated Loan Agreement hereinafter described, and LaSalle Bank N.A. (the "New Bank"), as lenders (collectively, the "Banks"); The Huntington National Bank and KeyBank National Association, as co-agents (the "Co-Agents"); The Huntington National Bank, as administrative agent (the "Administrative Agent"); Glimcher Properties Limited Partnership, as borrower (the "Company"); and Glimcher Realty Trust and Glimcher Properties Corporation, as guarantors (collectively the "Guarantor"), as of the 1st day of August, 2001, in order to amend the Third Amended and Restated Loan Agreement entered into by and among The Huntington National Bank, KeyBank National Association (in each case in their respective roles as lenders and agents), the Banks (other than the New Bank), the Company, the Guarantor and certain affiliates of Glimcher Realty Trust as additional guarantors (the "Additional Guarantors") as of the 31st day of January, 2001 (the "Loan Agreement").

          Whereas, the parties to this Amendment desire for the New Bank to become a Bank under the terms of the Loan Agreement, the Loan Agreement is hereby amended as follows:

          1. The New Bank shall become a Bank as defined in the Loan Agreement effective as of the date of this Amendment, entitled to all the benefits and subject to all the obligations of a Bank under the terms of the Loan Agreement. The New Bank agrees to be bound by all those provisions of the Loan Agreement binding upon a Bank.

          2. The Commitment Limit (as defined in the Loan Agreement) of the New Bank shall be Twenty-Million Dollars ($20,000,000). In connection with the establishment of such Commitment Limit, the respective Commitment Limits of The Huntington National Bank and KeyBank National Association shall each be reduced by $7,500,000 and the Commitment Limit of Bankers Trust Company shall be reduced by $5,000,000.

          3. All communications directed to the New Bank under the Loan Agreement or the promissory note executed and delivered to the New Bank in connection therewith shall be mailed to:

                             LaSalle Bank N.A.
                             135 South LaSalle Street
                             Chicago, Illinois 60603-3499
                             Attention: Eric Ogden

          4. The parties agree that Section 1.1 of the Loan Agreement shall be deleted and a new Section 1.1 substituted therefor, to read in its entirety as follows:

          1.1 COMMITMENT TO LEND.

               The Banks agree to lend to the Company sums and issue letters of credit in face amounts totaling an aggregate amount of up to $170,000,000.00 (hereinafter referred to as the "Loan"), as co-lenders subject to the terms and conditions of this Agreement. The "Commitment Limit" of each Bank shall be the amount set forth opposite its signature on this Agreement, as that amount may be increased or decreased in any subsequent written amendment to this Agreement, as hereinafter provided in this section. Any other provision of this Agreement notwithstanding, no Bank shall be required to fund any advance or undertake any obligation with respect to letters of credit issued hereunder in an aggregate amount that exceeds its Pro Rata Share of all advances made on the same date or that exceeds the amount of its Commitment Limit. In addition, no Advances shall be made or letters of credit issued at any time if, after giving effect thereto, the sum of the outstanding principal amount of the Loan and the aggregate of the face amounts of outstanding letters of credit (the "Total Outstandings") would exceed the lesser of (a) 65% of the fair market value of the properties then in the Collateral Pool, as determined on the basis of the most recent Evidence of Value (as hereinafter defined) accepted by the Banks; provided, however, that until April 30, 2001, the Total Outstandings may exceed 65% of the fair market value of such properties so long as Total Outstandings do not exceed 68% of such fair market value; and provided further, that until the earlier of such time as (i) the Company shall substitute property for or obtain the release of any part of any property in the Collateral Pool or (ii) the Majority Banks shall obtain new Evidence of Value pursuant to the terms of Section 10.21 of this Agreement, the Total Outstandings may exceed 65% of the fair market value of such properties so long as Total Outstandings do not exceed 65.18% of such fair market value; and (b) the Aggregate Borrowing Base, as determined as of the end of the most recently completed fiscal quarter based upon the financial information required to be provided by the Company within the time period permitted for delivery of quarterly statements pursuant to Section 11(a) (such lesser amount, the "Maximum Availability"). "Aggregate Borrowing Base" shall mean, on any date of determination, the sum of the Borrowing Bases for each property in the Collateral Pool. "Borrowing Base" shall mean the value ascribed to a property in the Collateral Pool for the purpose of this Section 1.1, calculated as follows: the Net Operating Income for such property shall be divided by the product of the Market Constant, 12 and 1.30. "Market Constant" shall mean the factor determined by the Administrative Agent by reference to a standard level constant payment table for a fully amortizing loan with a maturity of 25 years' duration based upon an assumed per annum interest rate equal to the greater of (i) the ten-year U.S. Treasury constant maturities interest rate average, as announced weekly in Federal Reserve Statistical Release H.15, plus one and three-quarters percentage points (1.75%), or (ii) seven percent (7%). In the event that the Total

          Outstandings shall at any time exceed the Maximum Availability, the Company agrees to provide within 30 days sufficient additional collateral (subject to all the requirements of Sections 7 and 9 hereof) such as to cause the Total Outstandings not to exceed the Maximum Availability or to make such repayment of the Loan as may be required to reduce the Total Outstandings to not more than the Maximum Availability. The parties agree that the Company's compliance with the 65.18% ratio temporarily permitted by the terms of this Section 1.1 shall also constitute compliance during the same time period with the 65% ratio otherwise required by the terms of Sections 9.8(c) and 9.9(e) of this Agreement.

          4. The parties agree that, as of the date of this Amendment, the Collateral Pool consists of the following properties: The Mall at Fairfield Commons in Beavercreek, Ohio; NewTowne Mall in New Philadelphia, Ohio; Indian Mound Mall in Heath, Ohio; Ohio River Plaza in Gallipolis, Ohio; and Cherry Hill Plaza in Galax, Virginia. The parties agree that, based upon the fair market value of the properties in the Collateral Pool, the Maximum Availability shall be $169,740,000.

          5. Section 9.9(d) of the Loan Agreement is hereby deleted. Glimcher Realty Trust shall remain a guarantor under the terms and conditions of the guarantees delivered in connection with the closing of the Loan Agreement and pursuant to the terms and conditions of any guarantees executed and delivered in substitution therefor in connection with this Amendment or otherwise. Glimcher Realty Trust hereby confirms and represents that each of the guarantees that it executed and delivered to the Banks in connection with the execution of the Loan Agreement remains in full force and effect. The guarantees executed and delivered by the Additional Guarantors in connection with the closing of the Loan Agreement are hereby released and terminated by the Banks.

          6. The Company and the Guarantor hereby represent and warrant to the Banks that, on the date of this Amendment, there exists no Event of Default nor any event that would become an Event of Default upon the giving of notice or lapse of time, or both. The Company further represents that, to the best of its knowledge, there exists no default by the Co-Agents or the Banks in the performance of any of their obligations under the Loan Agreement.

          7. The parties agree that Section 14.11 of the Loan Agreement shall be deleted and a new Section 14.11 substituted therefor, to read in its entirety as follows:

          14.11 FUNDING OF ADVANCES.

               On the date of the closing of the Loan or any later date when funds are to be disbursed to the Company pursuant to the Loan, each Bank shall pay to the Administrative Agent its Pro Rata Share, of the amount of the disbursement, in funds available for immediate use, by 1:00 p.m. Columbus, Ohio, time on the same banking day on which the Advance is made, provided, however, that the Administrative Agent shall give each Bank notice of a LIBO Rate Advance promptly after notice is received from the Company pursuant to Section
          2.3 and shall use its best efforts to give each Bank notice of the funding of a Prime Interest Rate Advance no later than 4:00 p.m., Columbus, Ohio time on the banking day immediately preceding the day of the advance. In the event any Bank fails or refuses to make payment to the Administrative Agent as required herein, then the Administrative Agent, without limitation, shall be entitled to pursue all remedies and rights permitted by this Agreement, law, or equity and further shall be entitled to, but not be required to, do all or any of the following: (a) fund such Bank's Pro Rata Share of the disbursement, (b) accrue interest on any unpaid amount at the Federal Funds Rate (as defined below), (c) withhold from such Bank all interest, principal, fees and late charges attributable to such Bank's Pro Rata Share thereof through the date such Bank funds its Pro Rata Share thereof and pays the interest due thereon, plus any additional cost or expense, including without limitation, reasonable attorneys fees, incurred by the Co-Agents or the Administrative Agent as a result of such Bank's failure to pay, and (d) offset against such Bank's Pro Rata Share all sums received by the Co-Agents or the Administrative Agent in connection with the Loan until reimbursed by the Bank that failed or refused to make such payment. All payments received by the Administrative Agent in respect of the Loan shall be distributed pro rata to the Banks promptly after the Administrative Agent shall have collected such payment in immediately available funds. The Administrative Agent agrees that all payments of principal and interest received from the Company, in funds available for immediate use, by 1:00 p.m. Columbus, Ohio, time, shall be disbursed to the Banks on the same banking day. In the event the Administrative Agent fails to make payment to any one or more of the Banks on such date, then the Administrative Agent shall pay interest on the amount of any such late payment at the Federal Funds Rate (as defined below). As used herein, "Federal Funds Rate" shall mean for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (for if such day is not a Business Day, the next preceding Business Day) by the Federal Reserve Bank of New York, of if such rate is not so published for any day which is a Business Day, the average of quotations for such day and such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.


          8. Each reference to the Loan Agreement, whether by use of the phrase "Loan Agreement," "Agreement," the prefix "herein" (when used in any provision of this Amendment wherein a section of the Loan Agreement is deleted and a new section substituted therefor), or any other term, and whether contained in the Loan Agreement itself, in this Amendment, in any document executed concurrently herewith or in any loan documents executed hereafter, shall be construed as a reference to the Loan Agreement as previously amended and as amended by this Amendment.

          9. Except as previously amended and as modified herein, the Loan Agreement and the Loan Documents shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Banks may have thereunder. Each of the Company and the Guarantor agrees to perform and observe all the covenants, agreements, stipulations, and conditions to be performed on its part under the Loan Agreement, the promissory notes and guarantees executed and delivered in connection herewith, the Loan Documents, and all other related agreements, as amended by this Amendment.

          10. The Company and the Guarantor hereby represent and warrant to the Co-Agents and the Banks that (a) the Company and the Guarantor have legal power and authority to execute and deliver the within Amendment; (b) the respective officers executing the within Amendment on behalf of the Company and the Guarantor have been duly authorized to execute and deliver the same and bind the Company and the Guarantor with respect to the provisions provided for herein and therein; (c) the execution by the Company and Guarantor and the performance and observance by the Company and the Guarantor of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Company or the Guarantor or any law applicable to the Company or the Guarantor or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company or the Guarantor; and (d) this Amendment constitutes a valid and legally binding obligation upon the Company and the Guarantor, subject to applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, to general equitable principles and to applicable doctrines of commercial reasonableness.

          11. This Amendment shall become effective only upon (a) its execution by all parties hereto, which execution may be in any number of counterparts, but all of which when taken together shall constitute one and the same document; (b) execution and delivery by the Company to each of The Huntington National Bank, KeyBank National Association, Bankers Trust Company and LaSalle Bank N.A. of promissory notes in the form of Exhibit B to the Loan Agreement in the amount of each such bank's respective Commitment Limit; and (c) execution and delivery by the Guarantor to each of The Huntington National Bank, KeyBank National Association, Bankers Trust Company and LaSalle Bank N.A. of guarantees in the form of Exhibits C and D to the Loan Agreement, in substitution for the guarantees previously executed and delivered.

          12. The capitalized terms used herein shall have the same meanings as the capitalized terms used in the Loan Agreement.

                             GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                             By: Glimcher Properties Corporation
                             Its: Sole General Partner

                             By: /s/ George C. Schmidt
                                ------------------------------------------------
                                   George C. Schmidt
                             Its:  Executive Vice President


                             GLIMCHER REALTY TRUST

                             By: /s/ George C. Schmidt
                                ------------------------------------------------
                                   George C. Schmidt
                             Its:  Executive Vice President


                             GLIMCHER PROPERTIES CORPORATION

                             By: /s/ George C. Schmidt
                                ------------------------------------------------
                                   George C. Schmidt
                             Its:  Executive Vice President


                             THE HUNTINGTON NATIONAL BANK, as
                             Co-Agent and Administrative Agent

                             By: /s/ Bonnie Briath
                                ------------------------------------------------
                             Its: Vice President
                                 -----------------------------------------------


                             KEYBANK NATIONAL ASSOCIATION , as Co-Agent and Syndication Agent

                             By: /s/ Dan Heller
                                -----------------------------------------------=
                             Its: V. P.
                                 -----------------------------------------------

                             THE HUNTINGTON NATIONAL BANK

                             By: /s/ Bonnie Briath
                                ------------------------------------------------
                             Its: Vice President
                                  ----------------------------------------------

                             KEYBANK NATIONAL ASSOCIATION

                             By: /s/ Dan Heller
                                ------------------------------------------------
                             Its: V. P.
                                 -----------------------------------------------

                             BANKERS TRUST COMPANY

                             By: /s/ Steven P. Lapham
                                ------------------------------------------------
                             Its: Director
                                 -----------------------------------------------


                             FIRSTAR BANK, NATIONAL ASSOCIATION

                             By: /s/ Marilyn K. Miller
                                ------------------------------------------------
                             Its: Vice President
                                 -----------------------------------------------


                             FIRSTMERIT BANK, NATIONAL  ASSOCIATION

                             By: /s/ William G. Randolph
                                ------------------------------------------------
                             Its: Executive Vice President
                                 -----------------------------------------------


                             NATIONAL CITY BANK

                             By: /s/ Steven P. Lapham
                                ------------------------------------------------
                             Its: S.V.P.
                                 -----------------------------------------------

                             PNC BANK, NATIONAL ASSOCIATION


                             By: /s/ Wayne Redman
                                ------------------------------------------------
                             Its: Vice President
                                  ----------------------------------------------



                             THE PROVIDENT BANK

                             By: /s/ Brent Johnson
                                ------------------------------------------------
                             Its: Vice President
                                  ----------------------------------------------




                             LASALLE BANK N.A.

                             By: /s/ William G. Randolph
                                ------------------------------------------------

                             Its: EXP
                                 -----------------------------------------------